                                                                 EXHIBIT 10.1(b)

<Translator's note: all of the pages bear three sets of handwritten initials in the lower right-hand corner.>

                                   AGREEMENT

                                   CONCERNING

                                 STOCK TRANSFER

The following agreement has been entered into as of this date between

         THE NORWEGIAN INDUSTRIAL AND REGIONAL DEVELOPMENT FUND (SND), STOREBRAND LIVSFORSIKRING AS, SVEIN H. VORMEDAL, GEIR ENOKSEN, MAGNE WESTERHEIM AND SVEIN NORDBO, hereinafter collectively referred to as the SELLERS,

and

         SIMEX AS, hereinafter referred to as BUYER:

1        INTRODUCTION

         1.1 Norsk Kjoleindustri AS, hereinafter referred to as NK, enterprise number 938803218, has capital stock of NOK 1,400,000 divided among 14,000 shares, each with a face value of NOK 100.00.

         1.2      The Sellers currently own the following shares in NK:

                  SND:                                        4000 shares

                  Storebrand ASA:                             2000 shares

                  Svein H. Vormedal:                          5849 shares

                  Geir Enoksen:                                100 shares

                  Magne Westerheim:                            230 shares

                  Svein Nordbo:                                500 shares
                  -------------------------------------------------------

                  Total:                                    12,679 shares
                  -------------------------------------------------------

         1.3 Through this Agreement, the Sellers sell all of the shares they own in NK to the Buyer under the terms that follow from this Agreement.

2        PURCHASE PRICE


                         - Translation from Norwegian -

         2.1 The shares are sold at a price of NOK 1,428.50 per shares, which results in the following purchase price to the individual stockholder:

                  SND:                               NOK  5,714,000.00

                  Storebrand ASA:                    NOK  2,857,000.00

                  Svein H. Vormedal:                 NOK  8,355,296.50

                  Geir Enoksen:                      NOK    142,850.00

                  Magne Westerheim:                  NOK    328,555.00

                  Svein Nordbo:                      NOK    714,250.00
                  ----------------------------------------------------

                  Total:                             NOK 18,111,951.50
                  ----------------------------------------------------

         2.2 The purchase price has been arrived at after negotiations, and is based on the information that has been provided concerning the company. The Buyer reserves the right to let the auditing firm Deloitte and Touche conduct a legal and accounting review (due diligence) of NK. The review will be conducted for the Buyer's own account, and shall be concluded no later than 1 June 1998. The Sellers shall be immediately notified concerning the result of the review.

         2.3      If the review shows either:

                  2.3.1 a discrepancy in NK's capital status of more than 10% in relation to the balance sheet according to the revised accounts as of 31 December 1996, or

                  2.3.2 reveals contractual or legal circumstances that are not evident from the documentation referred to in
                          Article 7 below, and the value of this discrepancy exceeds NOK 1 million,

                  then both parties have the right to demand either an adjustment of the price, or, if agreement is not reached, cancellation of this agreement. A demand for adjustment must be submitted in writing by registered mail within 14 days after the review is concluded, however, not later than by 14 June 1998. If one of the parties elects to cancel the agreement on this basis, none of the parties may demand that their costs be covered or demand compensation.

3        PURCHASE OFFER DUTY

         3.1 Since the agreement covers the sale of more than 90% of NK's stock, the Buyer has a duty to present the same offer to the other stockholders for purchase of the remaining 1,321 shares at the same terms as emerge from this agreement.

4        PAYMENT AND TRANSFER


                         - Translation from Norwegian -

         4.1 Upon signature of this agreement, the Sellers will deposit their stock certificates in original and transferred condition with Attorney Thomas Smedvig.

         4.2 By 15 June 1998, the Buyer will pay the purchase price mentioned in Article 2.1, a total of NOK 18,111,951.50 to Attorney Thomas Smedvig's client account number 3201.07.48975 in Sparebank 1 SR-Bank.

         4.3 When Attorney Thomas Smedsvig has received final settlement in accordance with Article 4.2 above, he will transfer the purchase price to the individual seller pursuant to instructions from the Sellers, and he will simultaneously send the deposited original stock certificates to the Buyer.

         4.4 If payment takes place after the deadline, the Buyer shall pay a late payment interest of 12% per annum. If the delay lasts for more than 30 days, the Sellers can cancel this agreement and demand that Buyer compensate them for their loss.

5        POSSESSION

         5.1 The shares are transferred free of any encumbrance and with full possession in law for Buyer without other restrictions than those that follow from NK's articles of association.

         5.2 The shares shall be considered as having been transferred when timely payment has been made pursuant to Article 4.2 above, with full rights and obligations for Buyer from and including this date.

         5.3 The Sellers shall not be entitled to dividends for the 1997 income year.

         5.4 As soon as the shares have been transferred, the Buyer shall hold an extraordinary stockholders' meeting with election of a new board of directors, and shall thereupon send notification to the Register of Business Enterprises.

6        EMPLOYMENT

         6.1 Simultaneously with this agreement, Svein H. Vormedal shall sign an employment agreement with NK for a minimum duration of three years, as emerges from Appendix 2 to this agreement.

7        INFORMATION ABOUT NK

         7.1 Prior to signing this agreement, the Buyer has received the following documentation:

                  7.1.1 Revised accounts with directors' report and auditor's report for 1996.

                  7.1.2   Preliminary, non-audited accounts for 1997.

                  7.1.3   Copies of the accounts as of 30 February 1998
                          <??? - Trans.>


                         - Translation from Norwegian -

                  7.1.4   Adopted budget for 1998.

                  The Buyer shall have access to continuous accounts as they become available.

         7.2 In addition, Seller has received access to the minutes of the board meetings of NK and its subsidiaries, minutes of stockholders' meetings and the stockholder list. The following are considered to be subsidiaries:

                  7.2.1 Telefrost Kjoleindustri AS, enterprise no. 830510842, which is 100% owned by NK and

                  7.2.2 Gjenvinning Midt-Norge AS, enterprise no. 975999564, in which NK currently owns 51%, but where NK will acquire an ownership interest of 78.8% after a planned share float.

         7.3 The Buyer has inspected NK's real estate, and has been provided with information concerning NK's contractual commitments.

         7.4 Seller has received particular information with regard to the fact that NK is currently negotiating with Carrier Transicold for transfer and liquidation of NK's involvement within transport cooling.

         7.5 Buyer has otherwise received all requested information concerning financial, organizational and staff circumstances.

8        DUTY OF CONFIDENTIALITY

         8.1 The parties pledge to keep confidential all information that they might receive concerning the other party in connection with entering into and implementation of this agreement.

         8.2 If this agreement should lapse or be cancelled, for whatever reason, this duty of confidentiality shall nevertheless remain in force for at least three years after the agreement has lapsed.

9        REPORTING AND PUBLIC ANNOUNCEMENT

         9.1 The Buyer is obliged to report the acquisition to the authorities, and to inform the employees in accordance with the Act of 23 December 1994, No. 79, relating to acquisition of activities.

         9.2 Announcement of this agreement vis-a-vis the media and to the public in general shall take place in accordance with an agreement between the parties.

10       DISPUTES

         10.1 In the event of disagreement in connection with this agreement, the parties agree that Stavanger City Court will be the legal venue.


                         - Translation from Norwegian -

11       COSTS

         11.1 All costs for Attorney Thomas Smedvig in connection with this agreement shall be covered by Norsk Kjoleindustri AS.

12       THE AGREEMENT

         12.1 Deviations from this agreement may only be made in accordance with a written agreement.

         12.2 If any provision of this agreement is or becomes invalid, illegal or in any other way cannot be implemented, and this does not significantly change the preconditions of the agreement, the parties agree that they will cooperate to arrive at adjustments and changes that repair the relevant invalidity, etc. in the best manner possible, so that the agreement as a whole will be in accordance with the original agreement and its intentions to the greatest degree possible.

         12.3 Seven originals of this agreement have been prepared, of which the parties shall retain one original each.

As Sellers:                                     As Buyer:

         Stavanger,            1998                Stavanger, 15 May 1998

          Jon Melle (sign.)                        (illegible signature)
-----------------------------------             -----------------------------

for Norwegian Industrial and Regional           for Simex AS

Development Fund                                Name:

Name:  Jon Melle                                Title

Title: Branch Manager

         Oslo <"Stavanger" is crossed out - Trans.>, 18 May 1998

         (illegible signature)
-----------------------------------

for Storebrand Livsforsikring AS

Name:

Title:

         Stavanger, 15 May 1998

         Svein H. Vormedal (sign.)
-----------------------------------

         Svein H. Vormedal


                         - Translation from Norwegian -


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         Stavanger, 15 May 1998

         Geir Enoksen (sign.)
------------------------------------

         Geir Enoksen

         Stavanger, 15 May 1998

         Magne Westerheim (sign.)
------------------------------------

         Magne Westerheim

         Stavanger, 15 May 1998

         Svein Nordbo (sign.)
------------------------------------

         Svein Nordbo


                         - Translation from Norwegian -













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